Exhibit 10.1

Execution Version
SIXTH AMENDMENT AND LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT
THIS SIXTH AMENDMENT AND LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of July 17, 2020 (the “Amendment Effective Date”), is made by and among Apollo Endosurgery, Inc., a Delaware corporation (“Parent”), Apollo Endosurgery US, Inc., a Delaware corporation (“Apollo Endo”), Apollo Endosurgery International LLC, a Delaware limited liability company (“Apollo International”), Lpath Therapeutics Inc., a Delaware corporation (“Lpath”; together with Parent, Apollo Endo and Apollo International, individually and collectively, jointly and severally, “Borrower”), Solar Capital Ltd., a Maryland corporation (“Solar”), in its capacity as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including Solar in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).

The Borrower, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of March 15, 2019 (as amended, by that certain First Amendment to Loan and Security Agreement, dated as of June 20, 2019, Second Amendment to Loan and Security Agreement, dated as of August 7, 2019, Third Amendment to Loan and Security Agreement, Waiver and First Amendment to Fee Letter, dated as of October 25, 2019, Fourth Amendment and Limited Waiver to Loan and Security Agreement, dated as of March 16, 2020 (as amended by the First Amendment to Fourth Amendment and Limited Waiver to Loan and Security Agreement, dated as of March 20, 2020), Fifth Amendment and Limited Waiver to Loan and Security Agreement and Second Amendment to Fee Letter, dated as of April 30, 2020, and as further amended restated, modified or supplemented from time to time, the “Loan and Security Agreement”).

The Borrower has requested that Collateral Agent and the Lenders (i) waive the Borrower’s compliance with the requirement contained in Section 7.13(b) of the Loan and Security Agreement to achieve Specified Product Revenue, measured on a trailing six-month basis on the last day of each month, of not less than the amount specified in Section 7.13(b) for each month (the “Minimum Revenue Covenant”), for the months beginning with October, 2020 through and including December, 2020 (the “Specified Period”) and (ii) agree to certain amendments to the Loan and Security Agreement. Collateral Agent and the Lenders have agreed to such requests, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:
SECTION 1Definitions; Interpretation.
(a)Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b)Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2Limited Waiver.
(a)Subject to the terms of this Amendment, Collateral Agent and the Lenders hereby waive the Borrower’s compliance with the Minimum Revenue Covenant for the Specified Period. Collateral Agent’s and Lenders’ waiver of the Borrower’s compliance with the Minimum Revenue Covenant shall apply only to the Specified Period.
(b)Collateral Agent’s and the Lenders’ agreement to waive the Borrower’s compliance with the Minimum Revenue Covenant (i) in no way shall be deemed an agreement by Collateral Agent or the Lenders to waive the Loan Parties’ compliance with the Minimum Revenue Covenant as of all other dates, (ii) shall not limit or impair Collateral Agent’s or the Lenders’ rights to demand strict performance of all other covenants as of all other dates and (iii) shall not limit or impair Collateral Agent’s or the Lenders’ right to demand strict performance of all other

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covenants as of any date. For the avoidance of doubt, Collateral Agent’s and the Lenders’ waiver of Borrower’s compliance with the Minimum Revenue Covenant shall apply only to the Specified Period.

(c)The waiver set forth in this Section 2 is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which Collateral Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document.

SECTION 3Amendments to the Loan and Security Agreement.
(a)The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:

(i)        New Definitions. The following definitions are hereby added to Section 1.4 in their proper alphabetical order:

“Sixth Amendment Effective Date” means July 17, 2020
“Sixth Amendment Equity Event” means the closing of one or more bona fide equity financings and/or Subordinated Debt, after the Fifth Amended Effective Date and on or before the Sixth Amendment Effective Date, resulting in receipt by Borrower of unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction) gross cash proceeds in an amount satisfactory to Collateral Agent determined in its sole discretion on the Sixth Amendment Effective Date, in each case subject to reasonable verification by Collateral Agent (including supporting documentation reasonably requested by Collateral Agent). Notwithstanding anything to the contrary herein, receipt by Borrower of Twenty Five Million ($25,000,000) in gross proceeds shall constitute a Sixth Amendment Equity Event.

(ii)        The definition of “Qualified Cash Amount” is hereby amended and restated in its entirety as follows:

“Qualified Cash Amount” means Twelve Million Five Hundred Thousand Dollars ($12,500,000).

(iii)        Article 7 of the Loan and Security Agreement is hereby amended by adding a new Section 7.17 at the end thereof, which Section 7.17 shall read in its entirety as follows:
“Sixth Amendment Equity Event. Fail to provide Collateral Agent with evidence satisfactory to Collateral Agent that Borrower has received all of the proceeds of the Sixth Amendment Equity Event within five (5) Business Days of the Sixth Amendment Effective Date.”

(b)References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 4Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions:
(a)Equity Event. Collateral Agent shall have received evidence satisfactory to Collateral Agent of consummation of the Sixth Amendment Equity Event.

(b)Fees and Expenses. The Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 6(e), and (ii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.

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(c)This Amendment. Collateral Agent shall have received this Amendment, executed by the Borrower.

(d)Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:

(i)        The representations and warranties contained in Section 5 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and

(ii)        There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 5Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Change; and (c) that the information included in the Perfection Certificate delivered to Collateral Agent on the Sixth Amendment Effective Date remains true and correct. For the purposes of this Section 5, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete in all material respects as of such earlier date).

SECTION 6Miscellaneous.

(a)Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. The Borrower hereby reaffirms the grant of security under Section 4.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, including without limitation any Term Loans funded on or after the Amendment Effective Date, as of the date hereof.

(b)Conditions. For purposes of determining compliance with the conditions specified in Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

(c)Release. In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all

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demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan and Security Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(d)No Reliance. The Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(e)Costs and Expenses. The Borrower agrees to pay to Collateral Agent within ten (10) days of its receipt of an invoice (or on the Amendment Effective Date to the extent invoiced on or prior to the Amendment Effective Date), the reasonable out-of-pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the reasonable fees and disbursements of counsel to Collateral Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.

(f)Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g)Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES that would result in the application of any laws other than the laws OF the State of New York), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(h)Complete Agreement; Amendments; Exit Fee Agreement. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. For the avoidance of doubt and notwithstanding anything to the contrary in this Amendment, Borrower (a) reaffirms its obligations under the Exit Fee Agreement, including without limitation its obligation to pay the Exit Fee (as defined in the Exit Fee Agreement) if and when due thereunder, and (b) agrees that the defined term “Loan Agreement” as defined in the Exit Fee Agreement shall on and after the Amendment Effective Date mean the Loan and Security Agreement as amended by this Amendment and as may be amended, restated or modified from time to time on or after the Amendment Effective Date.

(i)Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(j)Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

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(k)Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.
[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

APOLLO ENDOSURGERY, INC.	APOLLO ENDOSURGERY INTERNATIONAL, LLC

By /s/ Todd Newton	By /s/ Todd Newton
Name: Todd Newton	Name: Todd Newton
Title: Chief Executive Officer	Title: Chief Executive Officer

APOLLO ENDOSURGERY US, INC.	LPATH THERAPEUTICS INC.

By /s/ Todd Newton	By /s/ Todd Newton
Name: Todd Newton	Name: Todd Newton
Title: Chief Executive Officer	Title: Chief Executive Officer

[Signature Page to Sixth Amendment and Limited Waiver to Loan and Security Agreement (Apollo Endo/Solar)]

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GUARANTOR:

APOLLO ENDOSURGERY UK LTD

By /s/ Todd Newton
Name: Todd Newton
Title: Chief Executive Officer

[Signature Page to Sixth Amendment and Limited Waiver to Loan and Security Agreement (Apollo Endo/Solar)]

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GUARANTOR:

APOLLO ENDOSURGERY COSTA RICA S.R.L.

By /s/ Todd Newton
Name: Todd Newton
Title: Chief Executive Officer

[Signature Page to Sixth Amendment and Limited Waiver to Loan and Security Agreement (Apollo Endo/Solar)]

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COLLATERAL AGENT:

SOLAR CAPITAL LTD.

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

[Signature Page to Sixth Amendment and Limited Waiver to Loan and Security Agreement (Apollo Endo/Solar)]

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LENDER:

LENDER:

SOLAR CAPITAL LTD.

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND SPV LLC

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME BDC SPV LLC

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND SPV LLC

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP SF DEBT FUND L.P.

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

[Signature Page to Sixth Amendment and Limited Waiver to Loan and Security Agreement (Apollo Endo/Solar)]

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